UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K/A
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2015

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 201-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 2, 2015, Cerner Corporation (“Cerner”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on February 2, 2015, Cerner closed its acquisition of substantially all of the assets, and assumption of certain liabilities, of Siemens AG’s health information technology business unit, Siemens Health Services. This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of Siemens Health Services and the unaudited pro forma condensed consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

This amendment includes the historical annual financial statements of Siemens Health Services for the period specified in Rule 3-05(b) of Regulation S-X and the unaudited condensed consolidated pro forma statement of operations for the year ended January 3, 2015 and the unaudited condensed consolidated pro forma balance sheet of Cerner as of January 3, 2015 pursuant to Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired
The audited combined balance sheet of Siemens Healthcare Customer Solutions Health Services Business and the related audited combined statement of income, comprehensive income, shareholder's equity and cash flows as of and for the year ended September 30, 2014, including the notes thereto and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

b)	Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information of Cerner Corporation as of and for the year ended January 3, 2015 which reflects its acquisition of Siemens Health Services is attached hereto as Exhibit 99.3 to this current report on Form 8-K/A.

d)	Exhibits

2.1	Master Sale and Purchase Agreement dated August 5, 2014 filed as Exhibit 2.1 to Form 10-Q filed on October 24, 2014 is incorporated herein by reference as Exhibit 2.1.

2.2	Amendment Agreement to Master Sale and Purchase Agreement dated February 1, 2015 filed as Exhibit 10.1 to Form 8-K filed on February 2, 2015 is incorporated herein by reference as Exhibit 2.2.

23.1	Consent of Ernst & Young LLP, Independent Auditors for Siemens Healthcare Customer Solutions Health Services Business.

99.1	Press Release dated February 2, 2015 filed as Exhibit 99.1 to Form 8-K filed on February 2, 2015 is incorporated herein by reference as Exhibit 99.1.

99.2	Audited combined financial statements of Siemens Healthcare Customer Solutions Health Services Business as of and for the year ended September 30, 2014.

99.3	Unaudited pro forma condensed consolidated financial information as of and for the year ended January 3, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: April 10, 2015	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Master Sale and Purchase Agreement dated August 5, 2014 filed as Exhibit 2.1 to Form 10-Q filed on October 24, 2014 is incorporated herein by reference as Exhibit 2.1.
2.2	Amendment Agreement to Master Sale and Purchase Agreement dated February 1, 2015 filed as Exhibit 10.1 to Form 8-K filed on February 2, 2015 is incorporated herein by reference as Exhibit 2.2.
23.1	Consent of Ernst & Young LLP, Independent Auditors for Siemens Healthcare Customer Solutions Health Services Business.
99.1	Press Release dated February 2, 2015 filed as Exhibit 99.1 to Form 8-K filed on February 2, 2015 is incorporated herein by reference as Exhibit 99.1.
99.2	Audited combined financial statements of Siemens Healthcare Customer Solutions Health Services Business as of and for the year ended September 30, 2014.
99.3	Unaudited pro forma condensed consolidated financial information of Cerner Corporation as of and for the year ended January 3, 2015.